Sequoia Fund	March 31, 2021

Schedule of Investments (Unaudited)

March 31, 2021

(Percentage are of the Fund’s Net Assets)

Common Stocks (99.4%)

Shares		Value
	Aerospace & Defense (2.5%)
79,110,516	Rolls-Royce Holdings PLC (United Kingdom)(a)	$114,842,030

	Application Software (4.3%)
143,661	Constellation Software, Inc. (Canada)	200,629,268

	Automotive Retail (6.8%)
2,380,073	CarMax, Inc.(a)	315,740,484

	Cable & Satellite (4.2%)
422,084	Liberty Broadband Corp.-Class A(a)	61,265,492
893,831	Liberty Broadband Corp.-Class C(a)	134,208,725

		195,474,217

	Communications Equipment (3.3%)
502,539	Arista Networks, Inc.(a)	151,711,499

	Construction & Engineering (3.9%)
1,379,878	Jacobs Engineering Group, Inc.	178,376,829

	Consumer Finance (4.4%)
569,202	Credit Acceptance Corp.(a)	205,043,636

	Data Processing & Outsourced Services (4.0%)
698,957	Fidelity National Information Services, Inc.	98,280,344
244,627	Mastercard, Inc.-Class A	87,099,443

		185,379,787

	Financial Exchanges & Data (3.0%)
1,237,843	Intercontinental Exchange, Inc.	138,242,306

	Interactive Media & Services (12.3%)
100,042	Alphabet, Inc.-Class A(a)	206,338,626
50,880	Alphabet, Inc.-Class C(a)	105,251,894
886,315	Facebook, Inc.-Class A(a)	261,046,357

		572,636,877

	Internet & Direct Marketing Retail (6.7%)
1,499,478	Prosus NV (Netherlands)(a)	166,699,908
456,525	Wayfair, Inc.-Class A(a)	143,691,244

		310,391,152

	Investment Banking & Brokerage (4.6%)
3,265,681	The Charles Schwab Corp.	212,857,088

	Life Sciences Tools & Services (3.9%)
1,878,177	Eurofins Scientific SE (Luxembourg)(a)	179,528,886

	Managed Health Care (8.5%)
409,924	Anthem, Inc	147,142,220
658,285	UnitedHealth Group, Inc.	244,928,100

		392,070,320

	Movies & Entertainment (14.2%)
43,481	Liberty Media Corp.-Liberty Formula One-Class A(a)	1,661,844
3,832,607	Liberty Media Corp.-Liberty Formula One-Class C(a)	165,913,557
248,745	Netflix, Inc.(a)	129,760,317
997,772	The Walt Disney Co.(a)	184,108,889
5,383,123	Vivendi SA (France)	176,758,074

		658,202,681

Sequoia Fund	March 31, 2021

Schedule of Investments (Unaudited) (Continued)

March 31, 2021

Shares		Value
	Multi-Sector Holdings (2.4%)
128	Berkshire Hathaway, Inc. - Class A(a)	$49,369,856
248,316	Berkshire Hathaway, Inc. - Class B(a)	63,437,289

		112,807,145

	Packaged Foods & Meats (1.2%)
9,432,631	The a2 Milk Co., Ltd. (New Zealand)(a)	56,098,465

	Property & Casualty Insurance (0.4%)
1,724,939	Hiscox, Ltd. (Bermuda)(a)	20,460,320

	Semiconductors (8.8%)
1,860,957	Micron Technology, Inc.(a)	164,155,017
2,074,015	Taiwan Semiconductor Manufacturing Co., Ltd. - SP ADR (Taiwan)	245,314,494
		409,469,511

	Total Common Stocks (Cost $2,512,109,720)	4,609,962,501

	Total Investments (99.4%)
	(Cost $2,512,109,720)(b)	4,609,962,501
	Other Assets Less Liabilities (0.6%)	28,401,204

	Net Assets (100.0%)	$4,638,363,705

(a)	Non-income producing security.

(b)

The cost for federal income tax purposes is $2,510,256,929. The difference between book cost and tax cost is attributable to financial and tax accounting differences on a corporate spin-off. At March 31, 2021, the aggregate gross tax basis unrealized appreciation and depreciation of securities were $2,112,843,321 and $13,137,749, respectively.

Abbreviation:

SP ADR Sponsored American Depository Receipt

Notes to Schedule of Investments (Unaudited)

Investments are carried at fair value as determined under the supervision of the Fund’s Board of Directors. Securities traded on a national securities exchange are valued at the last reported sales price on the principal exchange on which the security is listed; securities traded in the NASDAQ Stock Market (“NASDAQ”) are valued in accordance with the NASDAQ Official Closing Price. Securities for which there is no sale or Official Closing Price are valued at the mean of the last reported bid and asked prices.

Securities traded on a foreign exchange are valued at the closing price on the last business day of the period on the principal exchange on which the security is primarily traded. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the New York Stock Exchange on the date of valuation.

U.S. Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost. U.S. Treasury Bills that when purchased have a remaining maturity in excess of 60 days are valued on the basis of market quotations and estimates until the sixtieth day prior to maturity, at which point they are valued at amortized cost. Fixed-income securities, other than U.S. Treasury Bills, are valued at the last quoted sales price or, if adequate trading volume is not present, at the mean of the last bid and asked prices.

Sequoia Fund	March 31, 2021

Schedule of Investments (Unaudited) (Continued)

March 31, 2021

When reliable market quotations are insufficient or not readily available at time of valuation or when Ruane, Cunniff & Goldfarb L.P. (the “Investment Adviser”) determines that the prices or values available do not represent the fair value of a security, such security is valued as determined in good faith by the Investment Adviser, in conformity with procedures adopted by and subject to review by the Fund’s Board of Directors.

Generally accepted accounting principles establish a disclosure hierarchy that categorizes the inputs to valuation techniques used to value the investments at measurement date. These inputs are summarized in the three levels listed below:

Level 1	–	unadjusted quoted prices in active markets for identical securities.

Level 2	–	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk).

Level 3	–	unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers between levels are recognized at the end of the reporting period. As of March 31, 2021, all financial instruments listed in the Schedule of Investments are considered Level 1. During the three months ended March 31, 2021, there were no transfers between Levels and there were no Level 3 securities held by the Fund.

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